UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported):  March 27, 2001



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
     (State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)                   File Number)      Identification No.



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:
(570) 752-3671

Item 5. Other Events

        The Registrant issued a press release on March 27, 2001, announcing a newly approved Share Buyback Plan.



ITEM 7. Exhibits

        The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.    Description
___________    ___________

    99         Press Release of First Keystone Corporation dated
               March 27, 2001.

                            Signatures


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
     (Registrant)


By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     April 6, 2001

EXHIBIT INDEX

Exhibit No.       Description                          Page No.
___________       ___________                          ________

   99           Press Release of First                  5
                  Keystone Corporation
                  dated March 27, 2001